EXHIBIT 10.13
AMENDMENT TO EMPLOYMENT AGREEMENT
Amendment dated as of January 5, 2006 to the Employment Agreement dated May 1, 1991, (the “Employment Agreement”) by and between Smith International, Inc., a Delaware corporation (the “Company”) and Richard A. Werner (the “Executive”);
Whereas, the Employment Agreement expires by its terms upon the Executive attaining 65 years of age; and
Whereas, Executive will be 65 years of age on December 12, 2006, and the parties wish to continue the term of the Employment Period, as defined in the Employment Agreement, until January 1, 2007, at which time a new employment agreement between the parties will be in force and effect;
NOW, THEREFORE, the parties have agreed as follows:
The Employment Period under Employment Agreement shall expire on December 31, 2006, unless sooner terminated pursuant to the terms of the Employment Agreement.
Except as modified in this Amendment, the terms of the Employment Agreement remain in full force and effect.
EXECUTED as of the date first set out above.

SMITH INTERNATIONAL, INC.

By:/s/	MALCOLM W. ANDERSON

Name:	Malcolm W. Anderson

Title:	VP Human Resources

By:/s/	RICHARD A. WERNER

RICHARD A. WERNER

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